UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2014

Rally Software Development Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35868	84-1597294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Walnut Street Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 565-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On March 26, 2014, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Rally Software Development Corp. (the “Company”) approved the adoption of the Company’s FY2015 Metrics Based Bonus — Executive Plan (the “Plan”).  The Plan will be effective for the Company’s 2015 fiscal year, which began on February 1, 2014 and ends on January 31, 2015.  The Plan benefits Timothy A. Miller, the Company’s President Chief Executive Officer and Chairman, each of the Company’s executives who report directly to Mr. Miller, including James M. Lejeal, the Company’s Chief Financial Officer and Treasurer, and Ryan A. Martens, the Company’s Chief Technology Officer, and other specified executive officers. The Plan provides for an annual performance period, with semi-annual formula-based incentive payments.  The amount of the incentive payment for the first half of fiscal year 2015 is determined based on the amount of the Company’s total sales bookings for the period and the amount of the incentive payment for the second half of fiscal year 2015 is determined based on the amount of the Company’s total sales bookings for the full 2015 fiscal year.  No payment will be made for the first half of fiscal year 2015 if the total sales bookings metric for the period does not equal 90% of the target amount and no payment will be made for the second half of fiscal year 2015 if the total sales bookings metric for the full 2015 fiscal year does not equal 90% of the target amount.  Total payment under the Plan will not exceed 200% of the target payout under the Plan.  To be eligible for a payment under the Plan, a participant must be employed by May 1, 2014 for the first half payment and November 3, 2014 for the second half payment, and, in each such case, must also be employed on the last business day of the applicable period.  The bonus will be prorated for the number of days employed for qualified employees who are hired mid-year.  The foregoing discussion of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On March 26, 2014, the Board approved the base salary and annual target bonus percentage for fiscal year 2015 for Mr. Miller.  On March 26, 2014, the Committee also approved the base salary and annual target bonus percentage for fiscal year 2015 for each of Messrs. Lejeal and Martens.  The salaries and target bonus percentages are effective as of February 1, 2014.  The bonus percentages reflect, as a percentage of base salary, the annual target bonus amounts for fiscal year 2015 that Messrs. Miller, Lejeal and Martens are eligible to receive pursuant to the Plan.  The following chart sets forth the approved base salary and annual target bonus percentages for each of Messrs. Miller, Lejeal and Martens.

Base Salary and Target Bonuses for Fiscal Year 2015

	Base Salary	Target Bonus Amount (percent of Base Salary)
Timothy A. Miller President, Chief Executive Officer and Chairman	$360,000	65%
James M. Lejeal Chief Financial Officer and Treasurer	$310,000	40%
Ryan A. Martens Chief Technology Officer	$295,000	30%

Stock Option and Restricted Stock Unit Grants

On March 26, 2014, the Board approved the grant of stock options (“Options”) to Mr. Miller, with such grant to be effective on March 31, 2014.  On March 26, 2104, the Committee also approved the grant of Options and restricted stock units (“RSUs”) to each of Messrs. Lejeal and Martens, with such grants to be effective on March 31, 2014.  The following table sets forth the number of Options and RSUs granted to each of Messrs. Miller, Lejeal and Martens:

	Options Granted	RSUs Granted
Timothy A. Miller President, Chief Executive Officer and Chairman	137,000	—
James M. Lejeal Chief Financial Officer and Treasurer	33,900	17,400
Ryan A. Martens Chief Technology Officer	20,700	10,600

The Options and RSUs were granted under the Company’s 2013 Equity Incentive Plan, and the Company’s forms of stock option agreement, option grant notice, restricted stock unit award agreement and notice of grant award, respectively (collectively, the “Related Agreements”), in each case, previously filed with the Securities and Exchange Commission (the “SEC”).  The Options will vest and become exercisable in a series of 48 successive equal monthly installments beginning on March 31, 2014, and the RSUs will vest in a series of four successive equal annual installments beginning on April 25, 2014, in each case provided that the recipient remains employed by the Company through the applicable vesting date.

The foregoing summary of the Related Agreements is qualified in its entirety by reference to the full text of the Related Agreements that the Company has previously filed with the SEC.

Item 8.01 Other Events

The Board has set the 2014 annual meeting of stockholders of the Company (the “2014 Annual Meeting”) for June 19, 2014 at 8:00 a.m., local time, at the St. Julien Hotel & Spa, 900 Walnut Street, Boulder, Colorado 80302.   The Board has also fixed April 22, 2014 as the record date for the 2014 Annual Meeting.  The deadlines for the receipt of any stockholder proposals and director nominations to be considered at the 2014 Annual Meeting are set forth below.

Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2014 Annual Meeting must be received by the Company’s corporate secretary at the Company’s principal executive offices no later than the close of business on April 11, 2014.  Such proposals also need to comply with the SEC stockholder proposal rules.

In addition, any stockholder seeking to bring business before the 2014 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a director must provide timely notice, as set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”). Specifically, written notice of any such proposed business or nomination must be received by the Company’s corporate secretary at the Company’s principal executive offices no later than the close of business on April 11, 2014 (which is the tenth day following this public announcement of the date of the 2014 Annual Meeting ).  Any notice of proposed business or nomination also must comply with the notice and other requirements in the Bylaws and with any applicable law.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
10.1	Rally Software FY2015 Metrics Based Bonus - Executive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rally Software Development Corp.

Dated: April 1, 2014
	By:	/s/ James M. Lejeal
James M. Lejeal
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Rally Software FY2015 Metrics Based Bonus - Executive Plan